CNO Financial Group | Investments Briefing | June 10, 2025 1 CNO Financial Group Investments Briefing June 10, 2025

CNO Financial Group | Investments Briefing | June 10, 2025 2 Welcome Adam Auvil Vice President, Investor Relations & Sustainability

CNO Financial Group | Investments Briefing | June 10, 2025 3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders. Our people  Employs approximately 3,400 associates  Contracts with over 10,000 agents and independent partners Our financial strength  Rated A (Excellent) by AM Best  Market capitalization: $3.9 billion (as of 5/22/2025)  $37 billion in total assets  Committed to improving run rate operating return on equity Serving our customers  3.2 million policies owned by our customers  $2 billion in claims paid in 2024 CNO Financial Group provides life and health insurance, annuities, financial services, and workforce benefits solutions through our family of brands, including Bankers Life, Colonial Penn, Optavise and Washington National.  Ticker symbol: CNO (NYSE)  Headquarters: Carmel, Indiana

CNO Financial Group | Investments Briefing | June 10, 2025 4 Important Legal Information Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press releases, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Forward-Looking Statements Non-GAAP Measures

CNO Financial Group | Investments Briefing | June 10, 2025 5 Opening Remarks Eric Johnson Chief Investment Officer

CNO Financial Group | Investments Briefing | June 10, 2025 6 4 5 3 2 1 Five Key Investments Messages Proven investment approach, resulting in solid track record Foundation of strong asset quality and disciplined management Competitive advantages Upside opportunities to drive operating ROE improvement Partnership is in our DNA

CNO Financial Group | Investments Briefing | June 10, 2025 7 CNO Investments Presenters Eric Johnson Chief Investment Officer Investment Experience: 30 years Years at CNO: 28 Jesse Horsfall Senior Vice President, Portfolio Management Investment Experience: 32 years Years at CNO: 31 Zandra de Haai Senior Vice President, Research Investment Experience: 27 years Years at CNO: 6 Jerimy Horner Vice President, Structured Securities Investment Experience: 26 years Years at CNO: 25 Andy Aiello Vice President, Commercial Mortgage Investment Experience: 24 years Years at CNO: 13 Eddy Piedra Vice President, Loans & CLOs Investment Experience: 29 years Years at CNO: 17 Matt Hall Vice President, Alternatives Investment Experience: 25 years Years at CNO: 15

CNO Financial Group | Investments Briefing | June 10, 2025 8 Private & Specialized Assets Strategic Partners Core Fixed Income General Account Capital Management ALM Strategic Asset Allocation (SAA) Research Portfolio Management Investment Leverage Performance Management Compliance Outsource Insource Clear Approach Clarity Collaboration Consistency Responsive

CNO Financial Group | Investments Briefing | June 10, 2025 9 Historical Investment Performance Assets Under Management (AUM) (Book Value. Dollars in billions.) Credit Impairments (% of AUM) New Money Rate (In percent) Average NAIC Rating (Book Value Weighted) 2019 2020 2021 2022 2023 2024 22.3 23.2 24.7 26.5 27.6 30.4 2019 2020 2021 2022 2023 2024 4.46 4.16 3.53 5.05 6.37 6.45 2019 2020 2021 2022 2023 2024 0.09 0.04 0.03 0.02 0.03 0.03 2019 2020 2021 2022 2023 2024 1.47 1.54 1.49 1.43 1.40 1.41 Proven investment approach, resulting in solid track record

CNO Financial Group | Investments Briefing | June 10, 2025 10 Opportunistic Legacy Residential Mortgage-Backed Securities Significant AUM investment during great financial crisis (GFC) Residential Mortgage Loans Early mover (2017) in highly capital efficient sector ABS Early mover in post GFC “esoteric” collateral CLOs Sponsor of 9 CLOs since 2010 Strategic Investments Highly selective early mover (2016) executing two strategic transactions with significant contribution to CNO earnings Track record of contributing to ROE improvement

CNO Financial Group | Investments Briefing | June 10, 2025 11 General Account Summary Jesse Horsfall Senior Vice President, Portfolio Management

CNO Financial Group | Investments Briefing | June 10, 2025 12 Unless otherwise noted, all data as of 3/31/2025. $30B General Account Summary  High quality portfolio – ~97% Investment Grade (I.G.) and ~97% priced by a third party  Highly diversified portfolio supported by deep expertise and partners  Capacity to take illiquidity up in appropriate market conditions General Account AUM 5% 3% 5% 3% 4% 11% 8% 2% 5% 4% 6% 44% I.G. Corporates – 44% Non-Agency RMBS – 6% Residential Mortgage Loans – 4% Commercial Mortgage Loans – 5% HY Corporates – 2% CMBS – 8% Municipals – 11% CLO – 3% Alternatives – 3% Other – 5% ABS – 5% Govts/Agency – 4% Foundation of strong asset quality ready for wide range of market conditions

CNO Financial Group | Investments Briefing | June 10, 2025 13 Higher Persistency Lower Dynamic Lapse Captive Distribution Distribution and products provide structural competitive advantages Annuity Surrender Protection Significant Mix of Products Financial Stability Asset/Liability Management (ALM) 0% - 2.0% 16% 8.01%+ 50% 6.01% - 8.0% 14% 2.01% - 4.0% 8% 4.01% - 6.0% 12%

CNO Financial Group | Investments Briefing | June 10, 2025 14 Granular asset modeling Integrated process between asset, product, liability teams Continued tech/ops infrastructure innovation Executive/Board of Directors engagement Integrated analysis – SAA, ALM, capital efficiency Conservative compliance guidelines Scenario testing Asset/Liability Management 4 5 3 2 1 6 7 Well-established enterprise discipline enables competitive advantage

CNO Financial Group | Investments Briefing | June 10, 2025 15 2% 4% 16%RMLs 3% Alternatives 0% 5% 31% 5% 2%CML 44% 69%18%I.G. Corps Key Portfolio Metrics 11% 14%0%Municipals 9%0% 8% CMBS Min Max Peer Comparison Significant opportunity to add illiquid assets as market considerations warrant 4% 2% 0%HY Corps 5% 7%0%ABS 6% 41%1%Non-Agency RMBS 8%0% 4% Govt / Agency Min Max 4% 2% 1%EM Peer Min Peer Max CNO Legend

CNO Financial Group | Investments Briefing | June 10, 2025 16 Taxable Municipals Zandra de Haai Senior Vice President, Research

CNO Financial Group | Investments Briefing | June 10, 2025 17 Taxable Municipals $3.30bn AUM 11 % GENERAL ACCOUNT AA- AVERAGE NAIC EQUIVALENT 99 % INVESTMENT GRADE PEER COMPARISON Tax 10% General Obligation 13% Housing 20% Education 15% Health 6% Transportation 14% Misc. 14% Utilities 7% Overweight sector – foundation of solid asset quality 11% 14%0%

Taxable Municipals

In-house core competency delivering alpha

General Obligation Bonds: Emphasis on broad taxing authority, significant unrestricted fund balances. Tax bases with strong demographic trends.

Housing: AAA/AA rated large statewide programs. Asset coverage 110%+ with Ginnie wrap. Very low historical default experience.

Transportation: Focus on essential infrastructure facilities with consistent utilization and predictable cash flows such as ports, airports, and rental car credits. Stable operations, adequate reserves, comfortable debt service coverage.

Higher Ed: Focus on selective, top tier systems with stable / growing enrollment trends: sizeable endowments and strong unrestricted liquidity.

Target Return
- I.G. Corps + 25 – 50 bps

Average Investment
- $10mm – $25mm; minimum issue size ~$50mm

Target Geography
- Metropolitan Statistical Areas (MSAs) > 250,000 residents

Portfolio Construction
- Target: 85% Revenue & 15% Govts/Agency

Avoid
- Project Finance, Prisons, Charter Schools, High Yield, Tobacco, Energy-Related, Military Housing

CNO Financial Group | Investments Briefing | June 10, 2025

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CNO Financial Group | Investments Briefing | June 10, 2025 19 Structured Securities Jerimy Horner Vice President, Structured Securities

CNO Financial Group | Investments Briefing | June 10, 2025 20 Asset Backed Securities (ABS) AVOID: Litigation Finance, Recreational Vehicles, Manufactured Housing, Commodity Finance, Marketplace Lending $1.67bn AUM 5 % GENERAL ACCOUNT A- AVG NAIC EQUIVALENT 94 % INVESTMENT GRADE PEER COMPARISON Other 6% Whole Business 29% Consumer Finance 17% Equipment 16% Auto 11% Net Lease 7% Transportation 7% Student Loans 6% 5% 7%0% Overweight sector – foundation of solid asset quality

CNO Financial Group | Investments Briefing | June 10, 2025 21 Residential Mortgage-Backed Securities (RMBS) $1.72bn AUM 6 % GENERAL ACCOUNT AA+ NAIC EQUIVALENT 100 % INVESTMENT GRADE PEER COMPARISON AVOID: Mortgage derivatives, LTV > 80%, DTI > 50%, SFR, HELOCs, Fix-and-Flip Agency 32% Legacy 19% Reperforming Loans 11% Non-QM 12% Prime 2.0 27% 6% 41%1% Overweight sector – foundation of solid asset quality

CNO Financial Group | Investments Briefing | June 10, 2025 22 $1.08bn AUM 4 % GENERAL ACCOUNT A NAIC EQUIVALENT 98 % INVESTMENT GRADE 43 % AGENCY ELIGIBLE PEER COMPARISON Early Mover Best in class Partners Conservative Guidelines High Loan Quality Agency Eligible: prime quality borrowers (FICO >700): loan size $250k – $750k. Non-QM: prime quality borrowers (FICO >700): conservative income documentation requirements; first lien/first mortgage only, geographic diversity. 1 2 Residential Mortgage Loans (RMLs) Opportunistic early mover 2% 4% 16%

CNO Financial Group | Investments Briefing | June 10, 2025 23 Portfolio Construction  Vintage diversity, average LTV < 70% Target Return  UST + 200 bps Avoid  LTV > 80%, DTI > 50%, Large Loans (> $3mm), Vacation Rentals, Multi-family loans Geography  State concentration limit 25%. De-emphasize loans in selected geos with significant physical risks Residential Mortgage Loans LTV Percentage FICO Score 60-80 82% 40-60 12% 80+ 2% 20-40 4% 751-800 48% 800+ 12% 651-700 8% 701-750 32% High quality book performing well

CNO Financial Group | Investments Briefing | June 10, 2025 24 Commercial Mortgage Andrew Aiello Vice President, Commercial Mortgage

CNO Financial Group | Investments Briefing | June 10, 2025 25 Commercial Mortgage Loans (CMLs) $1.54bn AUM 5 % GENERAL ACCOUNT 100 % INVESTMENT GRADE EQUIVALENT 44 AVERAGE LTV % 2.8x AVERAGE DSCR $54mm 2025 / 2026 MATURITIES PEER COMPARISON Industrial 26% Office 9% Other 9% Retail 17% Multifamily 39% Conservative underwriting criteria – foundation of solid asset quality 31% 5% 2%

Commercial Mortgage Loans (CMLs)

Conservative underwriting criteria – foundation of solid asset quality

Class A Multifamily: Class A, stabilized assets, suburban garden or midrise with desirable amenities, located in areas with favorable population trends.

Industrial: Institutional quality bulk warehouse, minimal office finish, typically multi-tenant, infill locations within major distribution markets.

Retail: Necessity-based, typically anchored by major national or regional grocer with long term lease, minimal shop tenants, located in areas with favorable population trends.

Conservative Guidelines → Consistent Underwriting → Proven Institutional Sponsorship → Solid Performance

Target Return
- I.G. Corps + 25 – 50 bps

Loan Size
- $5 million – $35 million

Key Underwriting Metrics
- Low to moderate leverage (LTV<75%) Minimum 1.25 DSCR

Portfolio Construction
- First mortgage financing for stabilized properties

Geography
- Tier 1 and Tier 2 markets

Avoid
- CBD office, hospitality, regional shopping centers, tertiary markets, transitional assets, construction risk, lease up risk, direct coastal exposure

CNO Financial Group | Investments Briefing | June 10, 2025
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CNO Financial Group | Investments Briefing | June 10, 2025 27 CML Office Deep Dive 55% Portfolio Average LTV <40% 15% 40%-50% 50%-60% 60%-70% 70%-80% >80% 25% 17% 5% 13% 25% $112mm AUM 15 LOANS 16 % AVERAGE DEBT YIELD 100 % INVESTMENT GRADE EQUIVALENT 55 % SUBURBAN OFFICE 45 % MEDICAL OFFICE $8mm 2025 / 2026 MATURITIES 2.1x Portfolio Average DSCR >2.00x 52% 1.70x-2.00x 1.40x-1.70x 1.15x-1.40x 1.00x-1.15x <1.00x 24% 16% 0% 8% 0% Underweight asset class, focused on highest quality properties

CNO Financial Group | Investments Briefing | June 10, 2025 28 Collateralized Loan Obligations (CLO) Eddy Piedra Vice President, Loans & CLOs

CNO Financial Group | Investments Briefing | June 10, 2025 29 CLO Debt Portfolio Composition Gross Historical Upgrades / Downgrades $1.02bn AUM 3 % GENERAL ACCOUNT AA AVERAGE NRSRO 100 % INVESTMENT GRADE PEER COMPARISON BBB 2% AAA 27%A 19% AAA 52% 2024 20252020 2021 2022 2023 45 12 2 22 16 40 Conservative credit criteria resulting in strong ratings performance 0% 3% 13%

CNO Financial Group | Investments Briefing | June 10, 2025 30 Investment opportunities Structure/Pricing Underwriting Purchased Investment opportunities Structure/Pricing Underwriting Purchased CLO Group CML Group CML Group AI Utilization CLO Group AI Utilization AI Experimentation Faster, cheaper, more consistent asset sourcing

CNO Financial Group | Investments Briefing | June 10, 2025 31 Alternatives and FABN Matt Hall Vice President, Alternatives

CNO Financial Group | Investments Briefing | June 10, 2025 32 Alternatives Buyouts 73% $0.78bn AUM 3 % GENERAL ACCOUNT $0.41bn UNFUNDED COMMITMENTS PEER COMPARISON Private Equity 44% Venture 1% Secondaries 4% Real Estate Equity 15% Co- Investments 21% Real Estate Debt 5% Infrastructure 4% Private Credit 32% Credit Opportunities 32% Direct Lending 48% 3% 0% 5% Asset Based Finance 29% Upside opportunities to improve returns

CNO Financial Group | Investments Briefing | June 10, 2025 33 Alternatives Target Return  7% – 14% Commitment Size  $15 – 50mm Portfolio Construction  Diversified portfolio of funds, strategies, managers, and vintages Geography  United States Avoid  Hedge funds, reputational/compliance issues, inaugural funds Manager Selection Track Record / Performance Proprietary Asset Sourcing Style Consistency Low NAV Volatility Cultural Alignment Focus on consistent cash flow versus binary results

CNO Financial Group | Investments Briefing | June 10, 2025 34  Strong PE returns (30% average annual)  Consistent CRE returns (8 – 9 % range)  Reversion in PE returns (2.4% annual average returns)  Rebalancing reduced market beta by downsizing CRE from 39% to 20% and increasing PE from 19% to 44%  Target allocation 3 - 5% of AUM Alternatives Historical returns demonstrate attractiveness of asset class Excluding estimated CRE COVID impacts, portfolio returned 4% in 2023 and 7% in 2024. 9.8% 11.7% 20.1% 5.0% 1.9% 2022 2021 2020 2023 2019 2024 -0.3%

CNO Financial Group | Investments Briefing | June 10, 2025 35 NII 1 20 29 33 6 FABN Strong demand growing scale and investment income contribution YE 2021 500 YE 2022 YE 2023 YE 2024 1Q25 900 1,400 1,400 1,600 3,000 400 2,600 Maturity Net Issuance Outstanding Dollars in millions.

CNO Financial Group | Investments Briefing | June 10, 2025 36 Closing Remarks Eric Johnson Chief Investment Officer

CNO Financial Group | Investments Briefing | June 10, 2025 37 We are Offensively Defensive Short Wall Street – Long Main Street Long Duration & High Quality: In a faltering economy, one investment strategy would be to add long duration high quality non cyclicals to benefit from eventually declining rates. Asset Backed Securities: Yield per unit of credit quality represents high relative value, especially senior in the capital stack. Consumer credit trends, which have normalized to weaker levels post pandemic, and are exposed to a downcase in unemployment, remain generally protected in truly draconian scenarios. Given the combination of economic and rate volatility, this could be a safe spot that pays. Cash / Short Duration: The curve remains relatively flat. Until risk adjusted yields are much higher, investors are likely to retain high cash/money market balances. CRE CLO AA: Spreads remain wide as the primary market reopened in 2H24. Particularly strong risk reward tradeoff. 2-3x expected loss cushion, floating rate coupons with index floors at least 300 basis points. Agency MBS: The recent sell off in risk assets and spread widening in agency MBS has created an opportunity in a world of ‘choppy bottoms’. Does not constitute investment advice.

CNO Financial Group | Investments Briefing | June 10, 2025 38 AUM reallocation of $600mm - $1.5bnIncrease allocation by $500mm - $1.0bn Modest increase in AUM Increase investment leverageI.G. Private Alternatives Fixed Income Portfolio Optimization Trades Allocation Net Investment Income (NII) Enhancement Upside opportunities to support ROE improvement Increase FABN/FHLB

CNO Financial Group | Investments Briefing | June 10, 2025 39 CNO has a Position of Relative Advantage We will weather the storm “Up in Quality” especially in volatile sectors Highly liquid assets Rigorous asset valuation procedures Solid ALM & Compliance disciplines Low liability convexity “Dry Powder” for attractive opportunities

CNO Financial Group | Investments Briefing | June 10, 2025 40 4 5 3 2 1 Five Key Investments Messages Proven investment approach, resulting in solid track record Foundation of strong asset quality and disciplined management Competitive advantages Upside opportunities to drive operating ROE improvement Partnership is in our DNA

CNO Financial Group | Investments Briefing | June 10, 2025 41 Why Invest in CNO Adam Auvil Vice President, IR & Sustainability

CNO Financial Group | Investments Briefing | June 10, 2025 42 4 5 3 2 1 Exclusive focus on underserved middle-income market Significant demographic tailwinds Diverse and integrated "last mile" in-person and virtual model Delivering growth while improving ROE Strong balance sheet and robust free cash flow resilient against market events 6 Track record of execution and delivering on our promises Why Invest in CNO

CNO Financial Group | Investments Briefing | June 10, 2025 43 KEY MESSAGES Q&A Enter questions in chat

CNO Financial Group | Investments Briefing | June 10, 2025 44 FOOTNOTES Peer Comparison (page 15) • Peer min / max data as of 12/31/2024. • Source for I.G. Corps, Municipals, Alternatives, CMBS, RMBS, Govt Agency: UBS "US Life and P&C Insurance" 14 Apr 2025. • Source for ABS, RML, CML, HY Corps, and EM: CapIQ. • CNO % allocation represents GAAP BV as % of AUM at 3/31/2025. Footnotes